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                                                            EXHIBIT 10.1




                  MANAGEMENT AND EMPLOYEE RETENTION PLAN
                           AND TRUST AGREEMENT
                 FOR THE BENEFIT OF UNIFIED HOLDINGS, INC.

                                ARTICLE I

                   ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Unified Holdings, Inc. (the "Corporation") hereby establishes a Management and Employee Retention Plan (the "Plan") and Trust (the "Trust"), effective as of February 7, 1995, (the "Effective Date") upon the terms and conditions hereinafter stated in this Management and Employee Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                ARTICLE II

                           PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to: (a) retain officers and employees of the Corporation, and/or its subsidiaries, with experience and ability in key positions by providing such key employees of the Corporation, and/or its subsidiaries, with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, and/or its subsidiaries, and as an incentive to continue to make such contributions in the future through the issuance of Plan Share Awards, or Grants; (b)
                                   -----------------     ------
promote the interests of the Corporation and its shareholders by affording an incentive to certain key employees to remain in the employ of the Corporation and/or its subsidiaries and in attracting, maintaining and developing capable personnel of a caliber required to ensure the continued success of the Corporation and its subsidiaries by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Corporation through the granting of options to purchase the Corporation's stock pursuant to the terms of this Plan by means of Stock Option Agreements as the stock incentive portion of the Plan; and (c) to compensate Directors for their contributions to the Corporation, and/or its subsidiaries, and to provide an incentive for their continued contributions as Directors in the future by means of the Plan Share Awards and Stock Option Agreements (See
Section 9.10 below).

                               ARTICLE III

                               DEFINITIONS

            The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Award" means a Plan Share Award or Stock Option Agreement granted under the Plan.

     3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or, if none, his estate.

     3.03 "Board" means the Board of Directors of Unified Holdings, Inc., and "Director" shall mean any sitting member of the Board.

     3.04 "Common Stock" means shares of the common stock of Unified Holdings, Inc..


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     3.05     "Corporation" means Unified Holdings, Inc..

     3.06 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

     3.07 "Employee" means any person, who is employed by the Corporation, and/or its subsidiaries, including officers.

     3.08 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan by means of Plan Share Awards or granted in the form of a stock option to acquire Plan Shares by means of a Stock Option Agreement.

     3.09 "Plan Share Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described herein.

     3.10 "Privately Held" means that the Common Stock of the Corporation has not been registered in such a manner so as to be placed into a publicly-traded marketplace on an accredited exchange.

     3.11 "Recipient" or "Participant" means an Employee (or a Director) who receives a Plan Share Award or a Stock Option Agreement under the Plan.

     3.12 "Registration" means the time that the Plan Shares shall be registered under the Securities Act of 1933, as amended, or the 1934 Act and/or any pertinent state securities laws relative to such registration.

     3.13 "Stock Option Agreement" or "Option" means a grant of an option to acquire Plan Shares reserved under the Plan under the terms and conditions set forth in the Plan and in the Stock Option Agreement, attached hereto as Exhibit "B" ("Options") pursuant to the Plan, more fully described herein.

     3.14 "Trustee" means that person or entity appointed by the Board to hold legal title to the Plan assets for the purposes set forth herein.

                               ARTICLE IV

                       ADMINISTRATION OF THE PLAN

     4.01     Role of the Committee.     The Plan shall be administered and
              ---------------------
interpreted by a committee (the "Committee"), appointed by the Board, and whose membership shall be determined and reviewed from time to time by the Board. The Committee shall consist of three members of the Board, and at least one of the three members of the Committee shall not be an officer or employee of the Corporation, and/or its subsidiaries. Committee members may, however, own Common and/or Preferred Stock of the Corporation. The Committee shall have all of the powers granted to it in this and other Sections of the Plan. The Committee shall have any and all power and authority (including discretion with respect to that power and authority) which shall be necessary, properly advisable, desirable or convenient to enable it to carry out its duties under the Plan. Subject to the express provisions and limitations of the Plan, the Committee shall have full power and authority to construe, interpret and administer the Plan and may from time to time adopt such rules, procedures, rules, guidelines and regulations for carrying out the Plan as it may deem proper, appropriate, and in the best interests of the Corporation and in keeping with the objectives of the Plan for the conduct of its affairs. This power includes, but is not limited to, establishing all Award terms and conditions and adopting modifications, amendments, forms and procedures, including subplans and the like, as may be necessary to comply with provisions of any applicable regulatory rulings. The Committee may delegate part or all of its administrative authority granted hereunder to one or more of

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its members, as the members by unanimous consent deem appropriate.  Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive jurisdiction: (i) to select the employees to whom awards (Plan
Share Awards and/or Stock Option Agreements) (the "Awards") shall be granted;
(ii) to determine the number of shares of Commons Stock subject to each Award;
(iii) to determine the time or times when Awards will be granted;  (iv)  to fix such other provisions of the Plan Share Awards Agreement and the Stock Option Agreement as it may deem necessary or desirable consistent with the terms of the Plan;  and (v) to determine all other questions relating to the
administration of the Plan.    The interpretation and construction by the
Committee of any provisions of the Plan (including the administering of the
Plan) and/or any Plan Share Award or Stock Option Agreement granted hereunder shall be final, conclusive, and binding upon all persons, and the officers of the Corporation shall place into effect and shall cause the Corporation to perform its obligations under the Plan in accordance with the determinations of the Committee in administering the Plan.
            Any member of the Committee shall resign his or her membership immediately upon receiving notice that a majority of the members of the Board have voted in favor of such resignation. The Committee shall act by vote or written consent of a majority of its members.
            The Committee shall determine the type of award to be granted to each participant, either in the from of a Plan Share Award or a Stock Option Agreement, and such awards may be granted singly, in combination or in tandem. Awards may be made in combination or in tandem with, in replacement of or substitution for, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation,
including the plan of any acquired entity.   The types of Awards that may be
granted under this Plan are:
            (a)   Plan Share Awards.  A right granted under this Plan to
                  -----------------
receive a distribution of Plan Shares upon completion of the service requirements described herein.
            (b)   Stock Option Agreements.  A grant of a right to purchase a
                  -----------------------
specified number of Shares during a specified period as determined by the Committee.
            The purchase price per Share for each Stock Option Agreement shall be not less than 100% of the fair market value, as determined by the Committee and more fully described herein, on the date of the grant, except that, in the case of a stock option granted retroactively in tandem with or as a substitution for another Award (Plan Share Awards), the exercise or designated price may be no lower than the fair market value of a share on the date such other Award was granted. The Stock Option portion of this Plan, (and, therefore, the Stock Option Agreement) is in the form of an Incentive Stock Option which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. The price at which the Shares of Common Stock may be purchased under a Stock
Option Agreement shall be paid in full at the time of the exercise in cash or such other method permitted by the Committee. Notwithstanding the foregoing, Options under this Plan shall not be exercisable for a period of at least six months following the date of the grant.
            Award Agreements (Plan Share Awards and Stock Option Agreements) (see Exhibits A and B attached hereto) shall be evidenced by agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award (except that in no event shall the term of a Stock Option Agreement exceed a period of ten years from the date of its grant), the provisions applicable in the event the participant's employment
(or directorship) terminates, and the Committee's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award. The
Committee may, but need not, require the execution of any such agreement, in which case acceptance of the Award by the respective participant shall constitute agreement to the terms of the Award.
            Payments of Awards may be in the form of cash, Shares, other
Awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee also may require or permit participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferred amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

     4.02     Limitation on Liability.     No member of the Board or the
              -----------------------
Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards or Stock Option Agreements granted under it. If a member of the Board or the Committee is a party to or is

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threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                 ARTICLE V

                               CONTRIBUTIONS

     5.01     Amount and Timing of Contributions.     Subject to the
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limitations set forth in Section 5.02 and the second sentence of Section 5.03 hereof, the Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees shall be permitted.

     5.02     Initial Funding and Investment of Trust Assets.     The Trust
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shall be initially funded with Common Stock of the Corporation or with cash.
            In the event that the initial funding is in the form of Common Stock of the Corporation, the Committee shall determine which Employees will be granted Plan Share Awards and the number of Shares covered by each Plan Share Award and shall additionally determine which employees will be granted Stock Option Agreements and the number of shares covered by each Stock Option Agreement. The Trust shall then hold Shares no less than an amount equal to the number of Shares covered by the Plan Share Awards and Stock Option Agreements and no more than 80% of the authorized Shares of the Common Stock, subject to Section 9.01 herein, that representing, as of the date first written, 240,000 of the Company's 300,000 authorized Shares.
            In the event that the initial funding is in cash, such cash shall be invested by the Trustee in such interest-bearing accounts as the Trustee shall determine to be appropriate; providing however, that as soon as practicable, the Trustee shall invest all of the cash assets of the Trust exclusively in Common Stock of the Corporation.
            The Trustee may invest additional Trust assets (as may be contributed by the Corporation) in Common Stock provided that the Trustee shall not purchase, in the aggregate, an amount of Common Stock which would exceed 80% of the amount of authorized Common Stock of the Corporation, that being 240,000, as of the date first written, pursuant to Section 9.01 herein; and, provided further that the Trustee shall only make such additional investments of Trust assets after the Committee has determined: (a) which of the Employees will be granted Plan Share Awards and/or Stock Option Agreements, and (b) the number of Shares covered by each Plan Share Award and/or Stock Option Agreement.
            Any Shares issued under the Plan may consist in whole or in part of authorized and unissued Shares or of treasury Shares, and no fractional Shares shall, under normal circumstances, be issued under the Plan. Cash may be paid in lieu of any fractional Shares in settlement of Awards under this Plan.
            Any cash earnings received with respect to Common Stock held in the Trust shall be held in an interest-bearing account on behalf of each recipient.

     5.03     Creation of Plan Share Reserves.     Immediately upon the
              -------------------------------
formation of the Trust, the Corporation shall initially fund the Trust with Two Hundred Forty Thousand (240,000) Shares of Common Stock, thereby establishing a Plan Share Reserve of Two Hundred Forty Thousand (240,000) Shares. Such Reserve shall be maintained until the Committee has granted Plan Share Awards and/or Stock Option Agreements equal to the amount of the Reserve.
            Subject to the provisions of Section 9.01 herein, the shares to be delivered upon the earning of of Plan Share Awards or the exercise of Stock Option Agreements granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued shares of the Corporation's no par value common stock. Unless the context indicates otherwise, as used herein, Common Stock shall refer to

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shares of the no par value common stock of the Corporation, or the common stock of securities of a Successor of the Corporation that have been substituted therefor under Section 9.01 of the Plan.
            Subject to adjustments and substitutions made pursuant to the provisions of Section 9.01 herein, the aggregate number of shares that may be issued upon exercise of all options from Stock Option Agreements that may be granted under the Plan and/or the Plan Share Awards that may be granted under the Plan shall not exceed 80% of the Corporation's authorized shares of common stock, that being 240,000 shares, as of the date first written, subject to
Section 9.01 herein.
            If any Stock Option Agreement or Plan Share Award granted under the Plan expires or terminates for any reason whatsoever without having been earned or exercised in full in accordance with the terms of the Plan, the shares of Common Stock subject to, but not delivered under, such Stock Option Agreement or Plan Share Award shall become available for any lawful corporate purpose, including for issuance pursuant to other Plan Share Awards and/or
Stock Option Agreements granted to the same employee or other employees without decreasing the aggregate number of shares of Common Stock that may be granted under the Plan.
            For the purposes of this Section 5, the following shall apply:
(i) "Forfeited" shares means any Shares issued pursuant to Awards made under this Plan which are forfeited to the Corporation pursuant to Award terms and conditions; and (ii) "Tendered" shares means any Shares which have been exchanged, either actually or by attestation, by a person as full or partial payment made to the Corporation on or after the effective date of a Plan in connection with any Award under the Plan.
            More than one Stock Option Agreement and/or Plan Share Award may be granted to an employee or director pursuant to this Plan.

                               ARTICLE VI

                       ELIGIBILITY;  ALLOCATIONS

     6.01     Eligibility.     Plan Share Awards and Stock Option Agreements
              -----------
may be made to such Employees as is determined by the Committee. The Committee may, but is not required to, request written recommendations from the Chief Executive Officer. The Chief Executive Officer, at his discretion, may implement certain procedures for presenting recommendations to him to be further introduced before the Committee. Additionally, pursuant to Section
9.10 herein, Directors may be participants in the Plan and Recipients of Awards under the terms and conditions more fully described in Section 9.10 herein..

     6.02     Allocations.     Effective as of the initial funding of the
              -----------
Trust, the Committee shall grant Plan Share Awards and/or Stock Option Agreements to those Employees (and Directors) listed in Exhibits A and B respectively hereto, in the amounts designated for those Employees (and Directors). The number of Shares covered by such Plan Share Awards and Stock Option Agreements shall, to the extent practicable, equal the number of Shares held by the Trust immediately prior to the grant of such Plan Share Awards and/or Stock Option Agreements, provided, however, that in no event shall any Plan Share Awards or Stock Option Agreements be made which will violate the Articles of Incorporation, Charter, or By-Laws of the Corporation or any applicable Federal or state law or regulation. In the event Shares are forfeited for any reason, the Committee shall, as soon as practicable, determine which of the Employees will be granted additional Plan Share Awards and/or Stock Option Agreements based upon such forfeited prior Plan Share Awards and/or unexercised and forfeited Stock Option Agreements. In selecting those Employees to whom Plan Share Awards and/or Stock Option Agreements will be granted and the number of Shares covered by such Awards and/or Options, the Committee shall consider the position and responsibilities of the eligible Employees, their years of service, their contributions as supervisors, officers, key committee-members, their contribution to the Company's profitability, the value of their services to the Corporation, and any other factors the Committee may deem relevant. The Committee may, but shall not be required to, request the written recommendation of the Chief Executive Officer of the Corporation.

     6.03     Form of Allocation.     As promptly as practicable after a
              ------------------
determination is made pursuant to Section 6.02 that an Award (Plan Share Award or Stock Option Agreement) is to be granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares

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covered by the Award, and the terms upon which the Plan Shares subject to the
Award shall be distributed to the Employee. Such terms shall be reflected in a written agreement with the Employee. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award and/or Stock Option Agreement. The Committee shall maintain records as to all grants of Plan Share Awards and Stock Option Agreements under the Plan.

     6.04     Stock Option Agreement.     Each Stock Option Agreement
              ----------------------
granted under this Plan shall be evidenced by such Stock Option Agreement being signed by a member of the Committee on behalf of the Corporation.
            A Stock Option Agreement shall constitute a binding contract between the Corporation and the optionee, and every optionee, upon acceptance of such Stock Option Agreement, shall be bound by the terms and restrictions of this Plan and of the Stock Option Agreement.
            The terms of the Stock Option Agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not, as determined by the Committee, inconsistent with the Plan.

     6.05     Option Price.     The price at which a Share of Common Stock
              ------------
may be purchased under a Stock Option Agreement pursuant to this Plan shall be set by the grant but shall in no instance be less than fair market value on the date of the grant. The fair market value, until such time as the Shares are registered shall be determined by the Committee, in good faith, after such fair market value has been determined by the Chief Financial Officer of the Corporation. Unless circumstances arise that justify a different fair market value than that determined by the Chief Financial Officer, the Committee shall use such fair market value as determined by him. The Committee, however, reserves the right at its sole discretion, to determine a different fair market value than that of the Chief Financial Officer.
            If the Common Stock is traded on the over-the-counter market, the fair market value shall be the average of the closing bid and asked quotations or the closing high bid quotation, whichever is available, for the Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System, but not exceeding the average of the final closing price of the Common Stock on the twenty business days immediately preceding the grant of the Stock Option Agreement.
            If the Common Stock is listed on a national securities exchange, the fair market value shall be the average of the closing prices of the Common Stock on the Composite Tape for the ten (10) consecutive trading days immediately preceding such given date.
            The option price shall be subject to adjustments in accordance with the provisions of Section 9.01 herein.

     6.06     Exercise of Options.     Any Stock Option Agreement granted
              -------------------
under the Plan shall not be exercisable until the optionee has had cumulative employment (or directorship) of at least five (5) years and continuous employment (or directorship) with the Corporation for a period of at least two
(2) years after the date such Stock Option Agreement is granted and any and all options must be exercised, if at all, within ten (10) years after the date such Stock Option Agreement is granted.
            Notwithstanding the foregoing, should an optionee's employment with the Corporation, or tenure as a director, terminate due to the death of the optionee, all options shall immediately become fully vested provided the optionee has had continuous service with the Corporation for two (2) years, and the optionee's successor in interest shall have sixty (60) days after the optionee's date of death to exercise such option (provided, however, that such option must be exercised within ten (10) years after the date such option is granted) in accordance with the terms hereof. Any such exercisable option is hereinafter referred to as a "Vested Option".
            Subject to the terms and conditions of any applicable Stock Option Agreement, any option granted under the Plan may be exercised in whole or in part in installments at such time or times as the Committee may prescribe in the applicable Stock Option Agreement.
            Except as otherwise provided herein, no option granted under this Plan may be exercised unless the optionee is at the time of such exercise an employee (or director) of the Corporation or its subsidiaries.

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     6.07     Issuance of Shares.  No Shares of Common Stock shall be issued
              ------------------
pursuant to the exercise of an option until:
                    (a) The requirements of such laws and regulations as may be deemed by the Committee to be applicable are satisfied including appropriate disclosure obligations;

                    (b) Any documents counsel for the Corporation deems necessary are delivered by the optionee, including a letter evidencing the optionee's investment intent in acquiring such shares;

                    (c) The optionee pays, or makes satisfactory arrangements to pay, the option price for the shares to be issued; and

                    (d) Provision has been made for the payment of any and all federal, state, and local taxes that may be required to be paid as a result of the exercise of such option or the issuance of such shares.
            No optionee, or legal representative, legatee, or distributee of an optionee, shall be deemed to be the holder of any shares of Common Stock subject to any option unless and until the certificate or certificates for them have been issued. Nothing contained in this Plan or any Stock Option Agreement shall obligate the Corporation to cause the Corporation's Common Stock to be listed with any securities exchange or other regulatory agency. Any shares issued under this Plan will be restricted stock and shall be appropriately legended to restrict sale or transfer until the Corporation shall have received a satisfactory opinion of legal counsel that such sale or transfer is in accordance with all applicable securities laws. If the Corporation's Common Stock becomes publicly traded on a national securities exchange, then any shares issued under this Plan shall include any additional restrictions imposed on the Corporation's Common Stock by such exchange.
            If an optionee's employment (or directorship) by the Corporation is terminated for any reason whatsoever, including death, such optionee or the optionee's successor in interests shall have sixty (60) days after the date of termination to exercise any Vested Option held by such optionee at the time of his termination, provided that such option is exercised within ten (10) years from after the date such option is granted. All other options held on the date of termination shall expire automatically as of the date of termination.
            The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any optionee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine:
(i) whether or not any such leave of absence or disability shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence or disability on Awards under this Plan theretofore made to any optionee who takes such leave of absence or becomes disabled.

     6.08     Dividends and Dividend Equivalents.
              ----------------------------------
            The Committee may provide than any Awards under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant's account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents.

            (a)   Plan Share Award Dividends.  Dividends received with respect
                  --------------------------
to Plan Shares held by the Trustee shall be paid to the Employees (or Directors, if applicable) for whose benefit such Plan Shares are held, as soon as practicable after the Trustee receives such dividends. Dividends received with respect to Plan Shares which have not been the subject of a Plan Share Award at the time a dividend is received shall, as the Committee in it sole discretion shall determine, be either (i) retained by the Trustee and paid to an Employee (or Director, if applicable) at such time as he receives an Award of such Plan Shares or (ii) reinvested by the Trustee in additional shares of Common Stock which shall be held by the Trustee as a part of the Trust.

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            (b)   Stock Option Agreement Dividends.  In the event of a
                  --------------------------------
stock dividend, stock split or any other change which might affect the Shares or the price of the Shares, the proportionate adjustments, if any, may be made by the Committee in its discretion that it deems appropriate to reflect the change shall be made with respect to (i) the aggregate number of Shares that may be issued under this Plan; (ii) each outstanding Stock Option Agreement granted under this Plan; and (iii) the exercise price per share for any outstanding Stock Option Agreements under this Plan. Cash dividends shall be paid only on Shares owned and fully vested, but the committee reserves the right, but is not obligated, to invest such cash dividends into additional Shares at the Fair Market Value on the date of the dividend.

     6.09     Allocations Not Required to any Specific Employee.
              -------------------------------------------------
Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee shall have any right or entitlement to receive a Plan Share Award and/or Stock Option Agreement hereunder, such awards being at the total discretion of the Committee.
            Furthermore, that an employee has been granted an Award or Option under this Plan shall not in any way affect or qualify the right of the Corporation to terminate his employment at any time, subject to the terms and conditions any employment agreement that may then be in effect. Nothing contained in this Plan shall be construed to limit the right of the Corporation to grant options or awards otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to options or awards granted to key employees. Key employees to whom Options or Awards may be granted under the Plan will be those elected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Corporation.


                               ARTICLE VII

     EARNING AND DISTRIBUTION OF PLAN SHARES UNDER PLAN SHARE AWARDS;
       GRANTING AND DISTRIBUTION OF PLAN SHARES UNDER STOCK OPTION
                       AGREEMENTS; VOTING RIGHTS

     7.01     Earning Plan Shares;  Forfeitures; Tendered.
              -------------------------------------------

              (a)  General Rules.
                   --------------
                  (i) Unless the Committee shall specifically state to the
              contrary at the time a Plan Share Award is granted, Plan Shares subject to a Plan Share Award shall be earned by a Recipient: (1) at the time that the Plan Shares shall be registered under the Securities Act of 1933, as amended, or the 1934 Act and/or any pertinent state securities laws relative to such registration (the "Registration"); or (2) if such Plan Shares have not been registered by January 1, 2000, the Plan Shares subject to an award shall be earned by Employee at the rate of twenty-percent (20%) of the aggregate number of shares subject to an Award granted under the Plan as of each January 1 following the January 1, 2000 date. If the employment of a Recipient is terminated prior to Registration or prior to the fifth (5th) January 1 following the January 1, 2000 date for any reason (except as specifically provided in subsections "b" below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned, with no further action required on the part of the Corporation.

              In determining the number of Plan Shares which are to be earned under a Plan Share Award, fractional Shares, if any, shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the fifth (5th) January 1 following the January 1, 2000 date, or at the time of Registration, whichever is the later.

              (ii) Unless the Committee shall specifically state to the contrary at the time a Stock Option Agreement is granted, the optionee may, subject to Article VI herein, exercise the Option at any time provided for in and pursuant to the Stock Option Agreement, understanding that, except as otherwise provided for herein, Stock Option Agreements may not be exercised unless the optionee is either an employee or a director of the Corporation. Furthermore, Plan Shares eligible under a Stock Option Agreement may only be issued pursuant to: the terms and conditions of this Plan, Article VI herein; the Stock Option Agreement at the time the Option is exercised; and when the Plan Shares are fully paid. If the employment of a Recipient is terminated prior to Registration or prior to the fifth (5th) January 1 following the January 1, 2000 date for any reason (except as specifically provided in subsections "b" below), the Recipient shall forfeit the right to any Shares subject to the Award (Option) which have not theretofore been exercised, with no further action required on the part of the Corporation.

               (b)  Exception for Terminations Due to Death or Disability.
                    -----------------------------------------------------
Unless the Committee shall specifically state to the contrary, at the time the Plan Share Award is granted and notwithstanding the general rule contained in
Section 7.01 (a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation ends due to his death or Disability, shall be deemed earned upon Registration, and shall be distributed as soon as practicable thereafter.
            Unless the Committee shall specifically state to the contrary, at the time a Stock Option Agreement is granted and notwithstanding the general rule contained in Section 7.01 (a) above, all Plan Shares subject to a Stock Option Agreement held by a Recipient (optionee) whose employment (or Directorship) with the Corporation ends due to his death or Disability, the optionee's successor in interests shall have sixty (60) days after the date of termination to exercise any Vested Option held by such optionee at the time of his termination, provided that such option is exercised within ten (10) years from after the date such option is granted. All other unexercised Options held on the date of termination shall expire automatically as of the date of termination.

               (c)  Exception for Terminations after a Change in Control.
                    ----------------------------------------------------
     Notwithstanding the general rule contained in Section 7.01 (a) above, all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a "Change in Control" of the Corporation or a threatened Change in Control if such Change in Control or threatened Change in Control occurs prior to the earlier of Registration or January 1, 2005. In the event that such Change in Control or threatened Change in Control should occur, all Plan Shares subject to a Plan Share Award shall be deemed to be earned and shall be distributed as soon as practicable thereafter; provided, however, that no Awards shall be distributed prior to six months from the date of grant of the Plan Share Award.
     Notwithstanding the general rule contained in Section 7.01 (a) above, all Plan Shares subject to a Stock Option Agreement held by a Recipient (optionee), upon a Change in Control or a threatened Change in Control as defined herein, shall become immediately and fully exercisable or payable according to the terms of this Plan and of the Stock Option Agreement and according to the following additional terms:
            (i) Any outstanding and unexercised Options shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire by reason of lapse of time.
            (ii) During the six month and seven day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, a Recipient shall have the right, in lieu of the payment of the Base Price of the Shares being purchased under the Stock Option Agreement and by giving notice to the Committee, to elect (within the Exercise Period) in lieu of exercise thereof, subject to Section 6 herein, to surrender all or part of the Stock Option Agreement to the Corporation and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the Base Price per Share under the Stock Option Agreement multiplied by the number of Shares granted under the Stock Option Agreement as to which the right granted in Section 7.01 (c) (ii) herein shall have been exercised. Notwithstanding the foregoing, the Change in Control Price shall not exceed the market price of a Share to the extent required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended, on the date of surrender thereof.
            The Committee shall provide in the Stock Option Agreement for the treatment to be given to any Shares awarded pursuant to this Plan which have not expired or been forfeited or tendered before the occurrence of a Change in Control.

               (d)   Definition of Change in Control.
                     -------------------------------
             For the purposes of this Plan, a CHANGE IN CONTROL of the Corporation shall mean:

                         (i)   The acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (A) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (C) any acquisition directly from the Corporation (excluding an acquisition by virtue of the exercise of a conversion privilege), (D) any acquisition by the Corporation, (E) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (F) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this subsection
(c) are satisfied; or

                         (ii)     Individuals who, as the date hereof,
constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                         (iii)     Approval by the shareholders of the
Corporation of a reorganization, merger, or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporate Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty percent (20%) or more of the Outstanding Corporation Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation, entitled to vote generally in the election of directors and (C) at least "A Majority" of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

                         (iv)     Approval by the shareholders of the
Corporation of (A) a complete liquidation or dissolution of the Corporation or
(B) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (I) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (II) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty percent (20%) or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
(III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

                         (v)     Notwithstanding the provisions of (i) through
(iv) above, a Change in Control shall not be deemed to have occurred (A) if before the occurrence of a transaction which otherwise would constitute a Change in Control, a majority of the Board votes to accept, approve or recommend such transaction, or (B) by reason of the acquisition of Plan Shares pursuant to this Plan.

     7.02     Distribution of Plan.
              --------------------

              (a)  Timing of Distributions.  Plan Shares shall be distributed
                   -----------------------
to a Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned (in the event of a Plan Share Award) or exercised subject to the terms of the Stock Option Agreement, provided, however, that no Plan Shares shall be distributed to a Recipient or Beneficiary pursuant to a Plan Share Award or Stock Option Agreement within six months from the date on which that Plan Share Award or Stock Option Agreement was granted to such person. No Plan Shares shall be distributed unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the Plan Shares shall have been fully complied with.

              (b)  Form of Distributions.  All Plan Shares, together with
                   ---------------------
any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends which have not been reinvested in Common Stock shall be made in cash.

              (c)  Withholding. The Trustee may withhold from any cash payment
                   -----------
or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and, if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.
              Additionally, the Company shall have the right to deduct from any settlement of an Award made under this Plan, including the delivery or vesting of Shares, a sufficient amount to cover withholding of any federal, state, or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at the Fair market Value as of the settlement date of the applicable Award. Any election by a person subject to Section 16 of the Act to have Shares withheld from the payment of an Award hereunder to satisfy tax withholding obligations shall be made as soon as practicable, as contemplated by Rule
16b-3.

              (d)  Restrictions on Selling of Plan Shares.  The Committee
                   --------------------------------------
may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his Plan Shares except in accordance with all then applicable federal and state securities laws, and the Committee may cause a legend to be placed on the stock certificate(s) representing the Plan Shares in order to restrict the transfer of the Plan Shares for such period of time or under such circumstances as the Committee, upon the advice of counsel, may deem appropriate. The Recipient or his Beneficiary shall agree to hold the Plan Shares for such time period as may be required under applicable laws and regulations and a restrictive legend to such effect shall be placed upon the stock certificate(s) evidencing the Plan Shares. The Recipient shall have no right to require the Corporation to register any Plan Shares under the Securities Act of 1933, as amended, or the 1934 Act or any state securities laws.

     7.03     Voting of Plan Shares.  All shares of Common Stock held by the
              ---------------------
Trustee shall be voted by the Trustee in his/her/its sole discretion.
Trustee, however, shall not vote any shares of the Common stock which he/she/it holds without consultation with the Committee. In the absence of any such consultation with the Committee, the Trustee shall not vote any shares of Common stock which it holds.
            The Trustee shall vote all unearned or unissued shares funded into the Plan, including those shares which, at the time of the requirement of said vote, have not been granted. The Trustee for the Plan, by request of the Board and the Committee, shall be the Company's Chairman and Chief Executive Officer, unless otherwise changed by the unanimous vote of the Committee.
            All earned Shares and those Shares issued pursuant to exercised Stock Option Agreements shall be voted by the respective owner of said Shares, pursuant to the terms and conditions provided for herein.

                                ARTICLE VIII

                                   TRUST

     8.01     Trust.     The Trustee shall receive, hold, administer invest
              -----
and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations procedures and policies established by the Committee pursuant to the Plan.

     8.02     Management of Trust.     It is the intent of this Plan and
              -------------------
Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

              (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

              (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts and certificates of deposit, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

              (c) To Sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

              (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indication that such security is an assets of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

              (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

              (f) To employ brokers, agents, custodians, consultants and accountants.

              (g) To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

              (h) To hold funds and securities representing the amount to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof whether in a segregated account or held in common with other assets of the Trust.

              (i) To borrow or raise money for the purposes of the Trust in such amount, and upon such terms and conditions, as the Trustee shall deem advisable; and , for any sum so borrowed, to issue its promissory note as Trustee and, in its sole discretion, to secure the repayment thereof by pledging all or any part of the assets of the Trust. No person lending money to the Trustee shall be bound to see the application of the money lent or inquire into the validity, expediency or propriety of any such borrowing.
            Notwithstanding the foregoing, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03     Records and Accounts.     The Trustee shall maintain accurate
              --------------------
and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04     Expenses.     All costs and expenses incurred in the operation
              --------
and administration of this Plan shall be borne by the Corporation.

     8.05     Indemnification.     Subject to the Corporation's By-Laws and
              ---------------
the applicable provisions of Delaware law, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or misconduct.

                                   ARTICLE IX

                                 MISCELLANEOUS

     9.01     Adjustments for Capital Changes.     The aggregate number of
              -------------------------------
Plan Shares available for distribution pursuant to Awards (Plan Share Awards and/or Stock Option Agreements) and the number of Shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. Any stock dividend declared in respect of a Plan Share held by the Trust will be held by the Trust on behalf of the Recipient until earned by the Recipient and such stock dividend shall be treated as the other Plan Shares held by the Trust under this Plan.
            In the event of a capital adjustment in the Common Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to this Plan and the number of Shares affected by Plan Share Awards and Stock Option Agreements shall be automatically adjusted to take into account such capital adjustment. By virtue of such a capital adjustment, the price of any Share under a Stock Option Agreement shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option.

            In the event the Corporation merges or consolidates with another entity, or all or a substantial portion of the Corporation's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by another entity (such other entity being the "Successor"), the kind of Shares that shall be subject to the Plan and to each outstanding Plan Share Award and Stock Option Agreement shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the Shares of the Successor, and the number of Shares subject to any Options and the purchase price per share upon exercise of the Option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each optionee shall have the right to purchase [a] that number of shares of common stock of the Successor that have a book value equal, as of the date of such merger, conversion or acquisition, to the book value, as of the date of such merger, conversion or acquisition, of the Shares theretofore subject to the optionee's option, [b] for a purchase price that, when multiplied by the number of shares of common stock of the Successor subjected to the option, shall equal the aggregate exercise price at which the optionee could have acquired all of the Shares theretofore optioned to the optionee.
            The granting of an option pursuant to this Plan shall not affect in any way the right and power of the Corporation to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
            In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of the Corporation's assets to stockholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to [a] the aggregate number of Shares that may be issued under the Plan; [b] each outstanding Award made under the Plan; and [c] the exercise price per Share for any outstanding stock options or similar Awards under the Plan.

     9.02     Amendment and Termination of the Plan.     The Board shall
              -------------------------------------
have the right, at any time, by resolution, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interest of the Corporation or to better achieve the purpose of the Plan, provided, however, that no amendments shall be made in the Plan that would cause a modification, extension or renewal to the terms of an Award granted hereunder within the meaning of Section 424 (h) of the Internal Revenue Code of 1986, as amended. Furthermore, any amendment that would cause the Plan not to comply with either Rule 16b-3, or any successor rule, under the Act or Section 162(m) of the Code shall not become effective without the approval of the Corporation's shareholders.
              Notwithstanding the foregoing, upon termination of the Plan, all Plan Shares granted under Plan Share Awards will be distributed to the Recipients regardless of whether or not such Plan Shares had otherwise been earned under the service requirements set forth in Article VII, and all granted Stock Option Agreements shall be fully exercisable under their terms; provided, however, that no Plan Shares shall be distributed prior to six months from the date of grant of the Plan Share Award or Stock Option Agreement unless otherwise provided for herein.

     9.03     Nontransferable.     Plan Share Awards, Stock Option
              ---------------
Agreements and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by, exercised by and/or paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.03. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation be subject to any claim for benefits hereunder.
            A Stock Option Agreement granted under the Plan may not be transferred by the optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionee to whom granted, may be exercised only by such optionee.

     9.04     Future and Employment Rights.     Neither the Plan nor any
              ----------------------------
grant of a Plan Share Award, Stock Option Agreement or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Corporation.

            No person shall have any claim or rights to be granted an Award under the Plan, and no participant shall have any rights under the Plan to be retained in the employ or the Corporation or as a director.
            Furthermore, unless otherwise specifically determined by the Committee, settlements of Awards received by participants under the Plan shall not be deemed a part of a participant's regular, recurring compensation for purposes of calculating payments from or benefits under any of the Corporation's benefit plans, severance programs, or severance pay laws of any country. Further, the Corporation may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

     9.05     Voting, Dividend and Shareholder Rights.     No Recipient
              ---------------------------------------
shall have any voting or dividend rights or other rights of a stockholder in respect to any Plan Shares covered by a Plan Share Award or Stock Option Agreement, except as expressly provided in Sections 7.02 and 7.03 above, prior to the time said Plan Shares are actually earned or exercised and distributed to him. Furthermore, a participant shall have no rights as a shareholder with respect to an Award until the participant actually becomes a holder of record of Shares distributed with respect thereto.

     9.06     Governing Law.     The validity, construction and effect of
              -------------
the Plan and Trust and any action taken or relating to the Plan, shall be determined in accordance with and shall be governed by the laws of the State of Indiana and applicable federal law. The invalidity or unenforceability of any provision of this Plan or any Award granted pursuant to this Plan shall not effect the validity and enforceability of the remaining provisions of this Plan and the Awards granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of this Plan and the Awards granted hereunder.

     9.07     Effective Date.     This Plan shall be effective as of
              --------------
December 14, 1994 conditional upon its approval by the Board and by the Shareholders of the Corporation.

     9.08     Term of Plan.     This Plan shall remain in effect until the
              ------------
earlier of : (1) twenty-one (21) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust. This Plan shall be subject to the approval by the shareholders of the Corporation, but if that approval has not been obtained before June 14, 1996, the Plan shall be void, and any Awards issued thereunder shall be void. If the Plan is terminated by the Board, no Awards may be issued after the effective date of such termination, but, subject to the preceding sentence, previously issued Awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.
            Notwithstanding the foregoing, no options shall be granted under the Plan after the effective date of termination, but any Stock Option Agreements granted prior thereto may be exercised in accordance with their terms. The Plan and all Awards granted pursuant to it are subject to all laws, approvals, requirements and regulations of any governmental authority that may be applicable thereto and, notwithstanding any provisions of the Plan or its Awards, the holder of a Stock Option Agreement shall not be entitled to exercise the option nor shall the Corporation be obligated to issue any Shares to the holder if such exercise or issuance would violate any of the provisions of the Plan.

     9.09     Tax Status of Trust.     It is intended that the Trust
              -------------------
established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as
                          ------
amended.
      9.10     Director Participation.    Notwithstanding any of the
               -----------------------
foregoing, each member of the Board of Directors shall receive Five Hundred Shares (500 shares) per year in Plan Share Awards. Such Plan Share Awards shall be subject to the same terms and conditions as Employee Plan Share Awards, including but not limited to the forfeiture of Shares if for reasons other than death or disability a Director were not to serve on the Board at the time of Registration.
            Unless otherwise stated, Directors who are also employees, shall receive their Five Hundred Shares (500 shares) of Plan Share Awards as part of their employee Plan Share Awards. Directors which are non-employees shall receive their Five Hundred (500) shares in a separate Plan Share Award.

Directors which are non-employees shall be listed along with their Plan Share Awards as part of Exhibit "A" attached hereto.
            Additionally, each Director shall receive One Thousand Shares (1,000 shares) of Stock Option Agreements per year. Such Stock Option Agreements shall be subject to the same terms and conditions as those granted to Employees, including but not limited to the forfeiture of unexercised Options if, for reasons other than death or disability, a Director were not to serve on the Board at the time of Registration or his termination.
            Directors shall not be subject to approval or any voting by the Committee on their Plan Share Awards and/or Stock Option Agreements, as such Awards are limited and shall be automatically awarded annually pursuant to the terms herein, and shall not be subject to the Committee's vote.
            Directors which are non-employees may not receive Awards under this Plan in excess of the fixed, limited amounts provided for in this Section
9.10 herein.
            For the purposes of the terms and conditions which apply to Directors participation pursuant to this Plan, the word "Employee" may be substituted with the word "Director" herein for clarification purposes.

     9.11   Designation of Beneficiaries. A participant may designate in
            ----------------------------
writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the participant's death, provided, however, that if at any time such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of the participant's death shall have died before the payment became due and the participant has failed to provide in such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the participant's executor or administrator.

     9.12   Notices.         All notices or other communications made or
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given pursuant to this Plan shall be in writing and shall be sufficiently made or given if hand delivered, or if mailed by certified mail, addressed to the participant at the address contained in the records of the Corporation or to the Corporation at its principal office, as applicable.
            Furthermore, in the event that an offer is made to shareholders or to the Corporation whereby a Change in Control may or will occur, the Corporation, upon receipt of notice of said offer, shall promptly provide notice to all optionees and Plan Share Award Recipients. Notwithstanding anything to the contrary herein, upon receipt of notice of an intended Change in Control, the optionee shall have the right to exercise any options granted hereunder and to the extent permitted by applicable state and federal law, thereafter to fully exercise his or her rights as a shareholder of the Corporation.

     9.13   Successors and Assigns. The Plan, and its Plan Share Awards and
            ----------------------
Stock Option Agreements, shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant's creditors.

     9.14   Assignment and Encumbrances.  The right to receive an Award, and
            ---------------------------
the right to receive payment with respect to any Award under this Plan are not assignable or transferable and shall not be subject to any encumbrances, liens, pledges or charges of the participant or to claims of the participant's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any Award, or any rights with respect to or derived from an Award, shall be null and void and of no force and effect whatsoever.


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